Exhibit 10.40

                        BUILDING SERVICE CONTRACT

THIS CONTRACT is effective as of the commencement Date between OWNER and CONTRACTOR.

The following terms apply within this Contract:

Date:               September 10, 2001

Owner:              440 Wheelers Farm Road L.L.C.

     Address:       440 Wheelers Farms Road

                    Milford, CT  06460

                    (203) 878-0440

Contractor:         Host America

     Address:       2 Broadway

                    Hamden, CT  06518



Project:            Merritt Crossing

Services:           Food Services

Term of Contract:   One Year

Commencement Date:  October 1, 2001 thru September 30, 2002

Minimum Term Date:  30 days

Renewal Provision:  None



Contract Price:     See Exhibit A

IN WITNESS WHEREOF, the parties have executed this Contract effective the day and year set forth above.

                              OWNER

                              440 Wheelers Farm Road, L.L.C.

                              By:  Hines; it's Manager

                                   Name:     Frank Saphire
                                        ------------------------

                                   Title:    Group Manager
                                         -----------------------



                              CONTRACTOR



                              BY________________________________

                                   Name:     Geoffrey Ramsey
                                        ------------------------

                                   Title:    President
                                         -----------------------


EXHIBIT A - Description of Services
EXHIBIT B - Proforma
EXHIBIT C - Inventory